Note 18 - Contingencies	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Contingencies Disclosure [Text Block]
18.	CONTINGENCIES

Legal Proceeding

The Company, as a normal course of business, is a party to litigation matters, legal proceedings, and claims. These actions may be in various jurisdictions and may involve patent protection and/or infringement. While the results of such litigations and claims cannot be predicted with certainty, the final outcome of such matters is not expected to have a material adverse effect on its consolidated financial position or results of operations. No assurance can be given, however, that these matters will be resolved without the Company becoming obligated to make payments or to pay other costs to the opposing parties, with the potential for having an adverse effect on the Company’s financial position or its results of operations. No provision for any litigation has been provided as of December 31, 2021 and 2020.